February 2015 Investor Presentation Contact: Jon Faulkner CFO The Dixie Group Phone: 706-876-5814 jon.faulkner@dixiegroup.com Exhibit 99.1

• Statements in this presentation which relate to the future, are subject to risk factors and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements. Such factors include the levels of demand for the products produced by the Company. Other factors that could affect the Company’s results include, but are not limited to, raw material and transportation costs related to petroleum prices, the cost and availability of capital, and general economic and competitive conditions related to the Company’s business. Issues related to the availability and price of energy may adversely affect the Company’s operations. Additional information regarding these and other factors and uncertainties may be found in the Company’s filings with the Securities and Exchange Commission. • General information set forth in this presentation concerning market conditions, sales data and trends in the U.S. carpet and rug markets are derived from various public and, in some cases, non-public sources. Although we believe such data and information to be accurate, we have not attempted to independently verify such information. 2 Forward Looking Statements The Dixie Group, Inc.

Dixie History


Dixie

THE DIXIE GROUP

- 1920 Began as Dixie Mercerizing in Chattanooga, TN
- 1990's Transitioned from textiles to floorcovering
- 2003 Refined focus on upper- end floorcovering market
- 2003 Launched Dixie Home - upper end residential line
- 2005 Launched modular tile carpet line – new product category
- 2007 Launched wool products in Masland and Fabrica – hi end designs
- 2010 Residential "soft products" growth strategy
- 2012 New Masland Contract management – performance tile strategy
- 2012 Purchased Colormaster dye house – lower cost
- 2012 Purchased Crown rugs – wool rugs
- 2013 Purchased Robertex - wool carpet mill
- 2014 Expanded and realigned manufacturing to increase capacity
- 2014 Purchased Atlas Carpet Mills – high-end commercial business
- 2014 Purchased Burtco - computerized yarn placement for hospitality

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Dixie Today • Commitment to brands in the upper- end market with strong growth potential • Diversified between Commercial and Residential markets • Diversified customer base (TTM Basis, excludes Atlas) – Top 10 carpet customers • 13% of sales – Top 100 carpet customers • 27% of sales 4

5 Dixie Group Drivers What affects our business? The market dynamics: • Residentially • The market is driven by home sales and remodeling • New construction is a smaller effect • Dixie is driven by the wealth effect • The stock market and consumer confidence • Commercially • The market is driven by remodeling of offices, schools, retail and hospitality as demonstrated by the investment in non-residential fixed structures • Dixie is driven by upper-end remodeling in offices, retail remodeling, higher education, and upper-end hospitality that primarily involve a designer

New and Existing Home Sales Seasonally Adjusted Annual Rate New 1,000 Existing 1,000 Source: National Association of Realtors (existing) and census.gov/const/c25 (new). 6 3,000 3,500 4,000 4,500 5,000 5,500 250 300 350 400 450 500 550 600 Jan '10 Jan '11 Jan '12 Jan '13 Jan '14 • “Despite low inventory conditions, existing-home sales bounced back in December and climbed above an annual pace of 5 million sales for the sixth time in seven months, • “Home sales improved over the summer once inventory increased, prices moderated and economic growth accelerated,” • “Sales were measurably better in the second half – up 8 percent compared to the first six months of the year.” Lawrence Yun, Chief Economist National Association of Realtors January 23, 2015

Residential and Commercial Fixed Investment 7 Rebound in residential activity Rebound in commercial activity 2014 has continues the rebound in fixed investment; We expect 2015 to continue this trend

The Industry as compared to The Dixie Group 8 Source: U.S. Bureau of Economic Analysis and Company estimates

2013 U.S. Carpet & Rug Manufacturers 9 Source: Floor Focus – includes carpet as broadloom and modular tile, and rug sales Carpet Leaders Dollars in Millions % Total Shaw (Berkshire Hathaway) $ 3,110 27.7% Residential & Commercial Mohawk (MHK) $ 2,521 22.4% Residential & Commercial Beaulieu (Private) $ 625 5.6% Residential & Commercial Interface (TILE) $ 459 4.1% Commercial Only Engineered Floors (Private) $ 385 3.4% Residential Only Dixie (DXYN) $ 342 3.0% Residential & Commercial Other $ 3,806 33.8% Residential & Commercial Market $ 11,248 100.0%

U.S. 2014 Carpet Market of $8.7 billion 10 Source: Floor Focus – Broadloom & Carpet Tile and Dixie Group estimate Dixie versus the Industry 2014 Dixie sales on a Pro Forma basis including Atlas

Carpet Dollar Sales Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition) 11

Carpet Unit Sales Indexed to 2009 (includes Atlas Carpet Mills from date of acquisition) 12

Industry Positioning The Dixie Group 13 • Strategically our residential and commercial businesses are driven by our relationship to the upper-end consumer and the design community • This leads us to: – Have a sales force that is attuned to design and customer solutions – Be a “product driven company” with emphasis on the most beautiful and up-to-date styling and design – Be quality focused with excellent reputation for building excellent products and standing behind what we make – And, unlike much of the industry, not manufacturing driven

Residential Market Positioning The Dixie Group 14 BROADLOOM RESIDENTIAL SALES T O T A L M A R K E T : S Q U A R E Y A R D S OR S AL E S DO L L A R S ESTIMATED TOTAL WHOLESALE MARKET FOR CARPETS AND RUGS: VOLUME AND PRICE POINTS Positioning of Dixie Brands by Price Point Segment Dixie Home Fabrica INDUSTRY AVERAGE PRICE/ SQ YD $0 $14 $21 $28 $35 $42 $49 Note: Industry average price is based on sales reported through industry sources. Excerpt from KSA Study dated May 2004, Titled "KSA Assessment of Dixie's Residential and Contract Carpet Businesses", commissioned by The Dixie Group, Inc. $8 Masland FOCUSED NATIONAL SUPPLIER IN THE UPPER END OF THE SOFT FLOOR COVERING MARKET

Dixie Group High-End Residential Sales All Residential Brands 15 Sales by Brand for TTM Q4 2014

Dixie Group High-End Residential Sales All Brands Retailer, 64%Designer, 16% Mass Merchant, 14% Builder, 4% Commercial, 1% [CATEGORY NAME], [VALUE], 16 Sales by Channel for TTM Q4 2014 The company believes that a significant portion of retail sales also involve a designer

• Well-styled moderate to upper priced residential broadloom line – Known for differentiated pattern and color selection • Dixie provides a “full line” to retailers – Sells Specialty and Mass Merchant retailers • Growth initiatives – Stainmaster® Tru Soft TM Fiber Technology – Stainmaster® SolarMax ® Fiber Technology – Durasilk Polyester 17

• Leading high-end brand with reputation for innovative styling, design and color • High-end retail / designer driven – Approximately 26% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiative – Stainmaster® TruSoft™ Fiber Technology – Wool products in both tufted and woven constructions 18

• Premium high-end brand – “Quality without Compromise” • Designer focused – Approximately 34% of sales directly involve a designer • Hand crafted and imported rugs • Growth initiatives – Stainmaster® TruSoft™ Fiber Technology – Fabrica Permaset dyeing process “unlimited color selection in wool” 19

Commercial Market Positioning The Dixie Group 20 • We focus on the “high-end specified soft floorcovering contract market” • Our Atlas brand – Designer driven focused on the fashion oriented market space • Our Masland Contract brand – Broad product line for diverse commercial markets • Our Masland Hospitality brand – Custom products for the hospitality industry • Our Masland Residential sales force – Sells “main street commercial” through retailers

• Atlas is our premium commercial brand • Dedicated to servicing the architect and designer for finer goods • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings • With state-of-the-art tufting machines Atlas can quickly manufacture both custom and running line products 21

• Upper-end brand in the specified commercial marketplace – Corporate, End User, Store Planning, Hospitality, Health Care, Government and Education markets • Designer focused • Strong national account base • Growth initiatives – Market specific modular carpet tile collections – Masland Hospitality using “computerized yarn placement” technology 22

23 Sales by Channel for 2014 Channels: Interior Design Specifier and Commercial End User

• Avant is a forward thinking brand that has an Artisan’s theme • Dedicated to servicing the designer through the multi-line interior finishes sales agent • Focus is on the corporate market through high fashion broadloom and modular carpet tile offerings 24

$331 $321 $283 $205 $231 $270 $266 $345 $407 2006 2007 2008 2009 2010 2011 2012 2013 2014 Net Sales (millions) 25 Dixie Group Sales $ in millions

Sales & Operating Income $ in millions 26 Note: Non-GAAP reconciliation starting on slide 31 Y 2007 Y 2008 Y 2009 Y 2010 Y 2011 Y 2012 Y 2013 Y 2014 Net Sales 320.8 283 203 231 270 266 344 407 Net Income (Loss) 6.2 (31.5) (42.2) (4.7) 1.0 (0.9) 5.3 (1.4) Non-GAAP Adjusted Op. Income 16.7 (28.5) (45.4) (2.6) 5.7 3.5 16.4 4.7 Non-GAAP Adjusted EBITDA 29.7 15.5 5.3 10.3 14.5 13.2 26.5 17.7 The majority of our facility consolidation and capacity expansion plan is complete in 2014.

Current Business Conditions
2014 Activity

THE DIXIE GROUP

- We continue to outperform the industry in sales growth
  - We have grown 96% since 2009 while the industry is up 12%
- Operationally we continue to create advantages for the future:
  - We have integrated the Burtco and Atlas Carpet Mills acquisitions
  - We have launched Masland Hospitality
  - We have expanded our product offerings:
    - New wool products plus "Permaset" unlimited wool color selection
    - Stainmaster® TruSoft™ and PetProtect™ broadloom products
    - Utilizing investments in ColorPoint™, iTuft™ and computerized yarn placement (CYP) tufting technologies
- We have expanded our capacity:
  - $350 million in 2013 to $550 to $600 million depending on mix
  - We completed approximately 87% of our restructuring in 2014
  - We have increased headcount by 45% since the beginning of 2013

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28 Current Business Conditions 2015 Initiatives • We are now streamlining the operational changes of the past year with a focus on training, yields, waste and process efficiencies • We will be growing our new Masland Hospitality brand, building on our purchase of Burtco and its expertise in custom computerized yarn placement (CYP) product offerings to the hospitality market • We are launching a significant number of new products through our 2014 acquisition, Atlas Carpet Mills, a premium supplier to the specified commercial marketplace • We are taking advantage of our new capacity in custom machine tufted rugs to increase our presence in both the residential and commercial “specified designer” markets • First 7 weeks of the first quarter carpet sales are up over 20%, without Atlas, sales are up 6.9%

Outlook for 2015 The housing & commercial markets are still growing: • Our upper-end residential market is continuing to grow with an improved economy and consumer confidence:  Masland and Fabrica Wool growth opportunities  New Stainmaster® PetProtect™ and TruSoft™ products  Stainmaster ® partnership to expand retail coverage • Commercial market is continuing its growth, especially in the hospitality market:  Masland Hospitality growth opportunities with both new tufted and custom computerized yarn placement offerings  Atlas growth opportunities with new products using ColorPoint™ technology and new modular tile offerings  Masland Contract has expanded modular tile collections • Leveraging our previously expanded sales forces • Internal operations will soon reap the benefits of our restructuring 29

Non-GAAP Information 31 The Company believes that non-GAAP performance measures, which management uses in evaluating the Company's business, may provide users of the Company's financial information with additional meaningful bases for comparing the Company's current results and results in a prior period, as these measures reflect factors that are unique to one period relative to the comparable period. However, the non-GAAP performance measures should be viewed in addition to, not as an alternative for, the Company's reported results under accounting principles generally accepted in the United States. In considering our supplemental financial measures, investors should bear in mind that other companies that report or describe similarly titled financial measures may calculate them differently. Accordingly, investors should exercise appropriate caution in comparing our supplemental financial measures to similarly titled financial measures report by other companies. The Company defines Adjusted Gross Profit as Gross Profit plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair value write-up of inventories, plus one-time items so defined. (Note 1) The Company defines Adjusted S,G&A as S,G&A less manufacturing integration expenses and direct acquisition expenses included in S,G&A, less one-time items so defined. (Note 2) The Company defines Adjusted Operating Income (Loss) as Operating Income (Loss) plus manufacturing integration expenses of new or expanded operations, plus acquisition expense related to the fair value write-up of inventories, plus facility consolidation and severance expenses, plus direct acquisition expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined. (Note 3) The Company defines Adjusted Income (Loss) from Continuing Operations as Net Income (Loss) plus loss from discontinued operations net of tax, plus manufacturing integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition expense related to the fair value write-up of inventories, plus direct acquisition expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined, all tax effected. (Note 4) The Company defines Adjusted EBIT as Net Income (Loss) plus taxes and plus interest. The Company defines Adjusted EBITDA as Adjusted EBIT plus depreciation and amortization, plus manufacturing in integration expenses of new or expanded operations, plus facility consolidation and severance expenses, plus acquisition expense related to the fair value write-up of inventories, plus direct acquisition expenses, plus impairment of assets, plus impairment of goodwill, plus one-time items so defined. (Note 5)

Non-GAAP Gross Profit	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014
Net Sales	320,795	282,710	203,480	231,322	270,110	266,372	344,374	406,588
Gross Profit	97,217	78,089	52,105	56,651	65,506	65,372	85,570	95,497
Plus: Business integration expense	-	-	-	-	-	1,383	4,738	445
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606
Non-GAAP Adj. Gross Profit (Note 1)	97,217	78,089	52,105	56,651	65,506	66,755	90,675	96,548
Gross Profit as % of Net Sales	30.3%	27.6%	25.6%	24.5%	24.3%	24.5%	24.8%	23.5%
Non-GAAP Adj. Gross Profit % of Net Sales	30.3%	27.6%	25.6%	24.5%	24.3%	25.1%	26.3%	23.7%

Non-GAAP S,G&A	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014
Net Sales	320,795	282,710	203,480	231,322	270,110	266,372	344,374	406,588
Selling and Administrative Expense	78,789	76,115	60,542	57,362	60,667	63,489	76,221	93,182
Plus: Business integration expense	-	-	-	-	-	-	(1,706)	(1,429)
Less: Acquisition expenses	-	-	-	-	-	(318)	(350)	(789)
Non-GAAP Adj. Selling and Administrative Expense	78,789	76,115	60,542	57,362	60,667	63,171	74,164	90,964
S,G&A as % of Net Sales	24.6%	26.9%	29.8%	24.8%	22.5%	23.8%	22.1%	22.9%
Non-GAAP Selling and Admin as % of Net Sales (Note 2)	24.6%	26.9%	29.8%	24.8%	22.5%	23.7%	21.5%	22.4%

Non-GAAP Operating Income	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014
Net Sales	320,795	282,710	203,480	231,322	270,110	266,372	344,374	406,588
Operating income (loss)	16,707	(28,460)	(45,390)	(2,570)	5,668	1,815	8,855	(5,236)
Plus: Acquisition expenses	-	-	-	-	-	318	350	789
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606
Plus: Business integration expense	-	-	-	-	-	1,383	6,616	1,874
Plus: Facility consolidation expense	-	-	-	-	-	-	-	5,514
Plus: Impairment of assets	-	-	-	-	-	-	195	1,133
Plus: Impairment of goodwill	-	-	-	-	-	-	-	-
Non-GAAP Adj. Operating Income (Loss) (Note 3)	16,707	(28,460)	(45,390)	(2,570)	5,668	3,516	16,384	4,681
Operating income as % of net sales	5.2%	-10.1%	-22.3%	-1.1%	2.1%	0.7%	2.6%	-1.3%
Adjusted operating income as a % of net sales	5.2%	-10.1%	-22.3%	-1.1%	2.1%	1.3%	4.8%	1.2%

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Non-GAAP EBIT and EBITDA	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014
Net income (loss) as reported	6,247	(31,481)	(42,241)	(4,654)	986	(927)	5,291	(1,402)
Less: (Loss) from discontinued, net tax	(521)	(313)	(382)	(280)	(286)	(275)	(266)	(2,075)
Plus: Taxes	3,686	(2,932)	(8,870)	(2,604)	684	(401)	(576)	1,053
Plus: Interest	6,347	5,965	5,521	4,124	3,470	3,146	3,756	4,302
Non-GAAP Adjusted EBIT (Note 5)	16,801	(28,134)	(45,208)	(2,854)	5,426	2,092	8,737	6,029
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	9,650	9,396	10,263	12,908
EBITDA	29,742	(14,382)	(31,704)	8,721	15,075	11,488	18,999	18,937
Plus: Acquisition expenses	-	-	-	-	-	318	350	789
Plus: Amortization of inventory step up	-	-	-	-	-	-	367	606
Less: Gain on purchase of business	-	-	-	-	-	-	-	(11,110)
Plus: Business integration expense	-	-	-	-	-	1,383	6,616	1,874
Plus: Facility consolidation expense	-	2,317	4,091	1,556	(563)	-	-	5,514
Plus: Impairment of assets	-	4,478	1,459	-	-	-	195	1,133
Non-GAAP Adj. EBITDA (Note 5)	29,742	15,534	5,252	10,277	14,512	13,189	26,528	17,743
Non-GAAP Adj. EBITDA as % of Net Sales	9.3%	5.5%	2.6%	4.4%	5.4%	5.0%	7.7%	4.4%
Management estimate of severe weather (not in above)	-	-	-	-	-	-	-	1,054

Non-GAAP Free Cash Flow	2007 (a)	2008 (a)	2009 (a)	2010	2011	2012	2013	2014
Non-GAAP Adjusted EBIT (from above)	16,801	(28,134)	(45,208)	(2,854)	5,426	2,092	8,737	6,029
Times: 1 - Tax Rate = EBIAT	10,416	(17,443)	(28,029)	(1,769)	3,364	1,297	5,417	3,738
Plus: Depreciation and amortization	12,941	13,752	13,504	11,575	9,650	9,396	10,263	12,908
Plus: Non Cash Impairment of Assets and Goodwill	-	27,599	32,865	-	-	-	195	1,133
Minus: Net change in Working Capital	2,211	2,147	(24,868)	3,880	9,921	10,541	18,721	17,645
Non-GAAP Cash from Operations	21,146	21,761	43,208	5,926	3,093	152	(2,847)	134
Minus: Capital Expenditures net of Asset Sales	16,638	8,871	511	1,761	6,735	4,052	13,257	32,825
Minus: Business / Capital acquisitions	-	-	-	-	-	6,961	1,863	9,332
Non-GAAP Free Cash Flow (Note 6)	4,508	12,890	42,697	4,165	(3,642)	(10,861)	(17,966)	(42,024)

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Non-GAAP Gross Profit	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Net Sales	95,384	85,082	107,926	109,006	104,574
Gross Profit	22,755	18,101	26,671	26,599	24,126
Plus: Business integration expense	875	445	-	-	-
Plus: Amortization of inventory step up	107	-	194	196	216
Non-GAAP Adj. Gross Profit (Note 1)	23,737	18,546	26,865	26,795	24,342
Gross Profit as % of Net Sales	23.9%	21.3%	24.7%	24.4%	23.1%
Non-GAAP Adj. Gross Profit % of Net Sales	24.9%	21.8%	24.9%	24.6%	23.3%

Non-GAAP S,G&A	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Net Sales	95,384	85,082	107,926	109,006	104,574
Selling and Administrative Expense	20,388	20,117	24,260	23,801	25,004
Plus: Business integration expense	(472)	(377)	(269)	(555)	(228)
Less: Acquisition expenses	(75)	(454)	(154)	(93)	(88)
Non-GAAP Adj. Selling and Administrative Expense	19,841	19,287	23,837	23,153	24,688
S,G&A as % of Net Sales	21.4%	23.6%	22.5%	21.8%	23.9%
Non-GAAP Selling and Admin as % of Net Sales (Note 2)	20.8%	22.7%	22.1%	21.2%	23.6%

Non-GAAP Operating Income	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Net Sales	95,384	85,082	107,926	109,006	104,574
Operating income (loss)	1,945	(2,241)	588	832	(4,414)
Plus: Acquisition expenses	75	454	154	93	88
Plus: Amortization of inventory step up	107	-	194	196	216
Plus: Business integration expense	1,519	822	269	555	228
Plus: Facility consolidation expense	-	73	949	1,632	2,860
Plus: Impairment of assets	195	-	656	103	375
Plus: Impairment of goodwill	-	-	-	-	-
Non-GAAP Adj. Operating Income (Loss) (Note 3)	3,841	(893)	2,810	3,411	(648)
Operating income as % of net sales	2.0%	-2.6%	0.5%	0.8%	-4.2%
Adjusted operating income as a % of net sales	4.0%	-1.0%	2.6%	3.1%	-0.6%

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Non-GAAP EBIT and EBITDA	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Net income (loss) as reported	1,597	4,628	(645)	(185)	(5,200)
Less: (Loss) from discontinued, net tax	(106)	(193)	(135)	(177)	(1,570)
Plus: Taxes	(758)	2,853	(13)	44	(1,830)
Plus: Interest	996	1,012	1,158	991	1,141
Non-GAAP Adjusted EBIT (Note 5)	1,941	8,685	635	1,028	(4,319)
Plus: Depreciation and amortization	2,441	2,988	3,262	3,330	3,328
EBITDA	4,382	11,673	3,897	4,358	(991)
Plus: Acquisition expenses	75	454	154	93	88
Plus: Amortization of inventory step up	107	-	194	196	216
Less: Gain on purchase of business	-	(10,937)	-	(173)	-
Plus: Business integration expense	1,519	822	269	555	228
Plus: Facility consolidation expense	-	73	949	1,632	2,860
Plus: Impairment of assets	195	-	656	103	375
Non-GAAP Adj. EBITDA (Note 5)	6,278	2,085	6,119	6,764	2,775
Non-GAAP Adj. EBITDA as % of Net Sales	6.6%	2.5%	5.7%	6.2%	2.7%
Management estimate of severe weather (not in above)	-	1,054	-	-	-

Non-GAAP Free Cash Flow	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014
Non-GAAP Adjusted EBIT (from above)	1,941	8,685	635	1,028	(4,319)
Times: 1 - Tax Rate = EBIAT	1,204	5,385	393	637	(2,678)
Plus: Depreciation and amortization	2,441	2,988	3,262	3,330	3,328
Plus: Non Cash Impairment of Assets and Goodwill	195	-	656	103	375
Minus: Net change in Working Capital	(858)	13,811	3,324	7,850	(7,340)
Non-GAAP Cash from Operations	4,697	(5,438)	987	(3,780)	8,365
Minus: Capital Expenditures net of Asset Sales	2,786	4,299	4,192	6,972	17,362
Minus: Business / Capital acquisitions	-	6,717	-	2,615	-
Non-GAAP Free Cash Flow (Note 6)	1,911	(16,454)	(3,205)	(13,367)	(8,997)

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36 Facility Consolidation Information Facility Consolidation Plan Summary 2014 2015 Est 2016 Est Total East Coast Facility consolidation 4,148 1,010 342 5,158 East Coast Asset write off 1,133 - - 1,133 West Coast Facility consolidation 1,366 379 - 1,745 Total facility consolidation and asset write off's 6,648 1,389 342 8,038